ACQUISITION	12 Months Ended
Dec. 31, 2025
Business Combination [Abstract]
ACQUISITION	ACQUISITION
On April 1, 2024, Pembina completed the acquisition of Enbridge Inc.'s interests in the Alliance, Aux Sable, and NRGreen joint ventures (the "Acquirees") for an aggregate purchase price of $2.8 billion, net of $327 million of assumed debt, representing Enbridge's proportionate share of the indebtedness of Alliance (the "Alliance/Aux Sable Acquisition"). Pembina's completion of the Alliance/Aux Sable Acquisition resulted in an in-substance disposition at fair value of $2.6 billion for the Company's previous investments, which were accounted for under the equity method of accounting at $2.8 billion, as well as allocated goodwill of $380 million, resulting in a loss on disposition of $616 million. The loss was offset by a deferred tax recovery of $626 million. The loss on disposition and the deferred tax recovery were recorded in the Consolidated Statement of Earnings and Comprehensive Income for the year ended December 31, 2024. The fair value of the previously held equity investment in the Acquirees is included as a component of the purchase price.
Following the Acquisition, Pembina owned all equity interests in Alliance, Aux Sable's Canadian operations and NRGreen businesses, and an 85.4 percent interest in Aux Sable's U.S. operations. Pembina made no adjustments to the purchase price allocation during the first quarter of 2025 and finalized it as at March 31, 2025.
The final purchase price allocation is based on assessed fair values and is as follows:

As at April 1, 2024	Previously reported	Adjustments	Final
($ millions)	in Q2 2024
Purchase Price Consideration
Cash (net of cash acquired)	2,620	—	2,620
Equity investment in Acquirees	2,562	—	2,562
Other	12	—	12
	5,194	—	5,194
Fair Value of Net Assets Acquired
Current assets	240	—	240
Property, plant and equipment	6,339	6	6,345
Other long-term assets	38	19	57
Goodwill	805	(2)	803
Current liabilities	(219)	(17)	(236)
Long-term debt	(596)	—	(596)
Deferred tax liabilities	(937)	1	(936)
Provisions	(52)	—	(52)
Other long-term liabilities	(276)	(7)	(283)
Non-controlling interest in Aux Sable's U.S. operations	(148)	—	(148)
	5,194	—	5,194
The fair value of Pembina's previous equity investment in the Acquirees was determined based on the negotiated purchase price paid to Enbridge, adjusted for identified control synergies measured using a discounted cash flow model. Goodwill of $803 million recognized on the transaction is a result of deferred taxes recognized on the transaction, which are recorded at the Company's effective tax rate without discounting. Pembina recognized $24 million in acquisition-related expenses. All acquisition-related expenses have been expensed as incurred and are included in other expenses in the Consolidated Financial Statements.
On August 1, 2024, Pembina acquired the remaining 14.6 percent interest in Aux Sable's U.S. operations from certain subsidiaries of The Williams Companies for U.S. $160 million. Pembina's subsequent acquisition of the non-controlling interest was recorded directly in equity.